Sales Revenues - Summary Of Breakdown Of Income From Leases Included in Finance Income From Finance Business (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2023	Mar. 31, 2022	Mar. 31, 2021
Disclosure of income from lease included in finance income as follows:
Financial income related to net lease investment	¥ 164,820	¥ 134,512	¥ 106,724
Operating leases	1,169,018	1,093,545	1,017,707
Total	¥ 1,333,838	¥ 1,228,057	¥ 1,124,431